UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2001


                          BIFS TECHNOLOGIES CORPORATION
             (Exact name of Registrant as specified in its charter)



      Florida                         000-29329               65-0382549
      -------                         ---------               ----------

(State or other jurisdiction       (Commission File          (IRS Employer
of incorporation)                      Number)           Identification Number)

            2075 Fruitville Road, Suite 200, Sarasota, Florida 34237
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (941) 343-9300
                                                          ----- --------


                         Formerly known as BIOFILTRATION
                                 SYSTEMS, INC.
                2341 Porter Lake Drive, Suite 100, Florida 34240
             (Former name or address, if changed since last report)



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Item 2.           Acquisition or Disposition of Assets

     a. On January 29, 2001, BIFS Technologies Corporation (BIFS) acquired fifty-five percent (55%) of the stock of GPS Integrators, Inc., a Texas Close Corporation for stock. Terms of the acquisition were 2,000,000 shares of BIFS Technologies Corporation common restricted stock for the equity interest.

   GPS Integrators Inc. specializes in providing management and operational information systems to airports and military establishments throughout the world. Currently, the company maintains systems in the U.S., Canada, Japan, Korea, and Germany. GPS Integrators markets several products that provide direct support of airfield operations. Their GP Maps Pro product has been widely adopted and provides managers with real time information about snow and ice conditions at airport facilities, while the Smart Airport product line, which is presently under development by the company, concentrates on capturing critical level data necessary for year round operations management such as emergency services, weather monitoring, construction management, airport security, and logistical equipment management.

     b. GPS Integrators, Inc. was awarded US Air Force Contract F08637-00-D6002 for $3,152,558.55 for the installation of their integrated snow and ice control system. During 2000, the company had made deliveries and billings against this contract of $2,412,637.88. The contract balance will be delivered and billed in 2001.

Item 7.   Financial Statements and Exhibits.

   Financial statements related to this acquisition will be made part of the subsequent events disclosure in the annual 10-KSB to be filed in March 2001.

(A)       Exhibits:

          Exhibit 99 - Press release dated January 29, 2001


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2001
                                 BIFS TECHNOLOGIES CORPORATION

                                 By:/s/ Alpha J.Keyser
                                        Alpha J. Keyser, Chief Executive Officer


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

                                  EXHIBIT INDEX
Exhibit No.       Exhibit

99                Press Release dated January 29, 2001


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EXHIBIT 99

(BW)(FL-BIFS-TECHNOLOGIES)(BIFT) BIFS Technologies Corporation Acquires Controlling Interest in GPS Integrators Incorporated

Business Editors/High-Tech Writers

   SARASOTA, Fla.--(BUSINESS WIRE)--Jan. 29, 2001--BIFS Technologies
Corporation (NQB:BIFT) announced today that it has acquired controlling interest in GPS Integrators Incorporated.

   GPS Integrators Inc. specializes in providing management and operational information systems to airports and military establishments throughout the world. Currently, the company maintains systems in the U.S., Canada, Japan, Korea, and Germany. GPS Integrators markets several products that provide direct support of airfield operations. Their GP Maps Pro product has been widely adopted and provides managers with real time information about snow and ice conditions at airport facilities, while the Smart Airport product line, which is presently under development by the company, concentrates on capturing critical level data necessary for year round operations management such as emergency services, weather monitoring, construction management, airport security, and logistical equipment management.

   Commenting on the development, BIFS Chairman Al Keyser elaborated by stating: "This partnership with GPS Integrators adds a valuable dimension to BIFS Technologies Corporation. It is our intention, through this acquisition, to amalgamate the technology holdings of our Biofiltration Division and our Emerging Technologies Division, along with the intellectual assets of GPS to create a series of full service products that are custom tailored for the airport industry. By integrating our bioremediation technologies along with the WinterOps and Smart Airport software, combined with our ability to deliver real time management information in a wireless mode through the SWOMI network, we can address many of the needs expressed by airport administrators for a comprehensive management information system that supports year round operations."

   Mr. Steve McKeown, President of GPS Integrators added: "I am delighted by the prospects offered through this merger and look forward to the opportunities that have been presented. Last year, GPS Integrators experienced over two million dollars in sales of its products and services and I am convinced that the technology integration efforts that we have undertaken with BIFS will substantially enhance the utility and marketability of our systems. The advanced products maintained by BIFS Technologies, combined with the software under the control of GPS Integrators is a perfect match and should prove very complimentary toward enhancing product marketing."

   Mr. Frank Bridges, Chief Operating Officer of Emerging Technologies spoke to the developments by saying: "Over the years, GPS Integrators has created a demonstrative client base throughout the world. This well established level of service should prove beneficial in fostering continuing market opportunities with existing customers for new products and services, along with the potential to exert a presence in yet unexplored market regions. We anticipate that this partnership will add another substantial dimension to the overall business plan of the corporation and provide BIFS with international market opportunities."

   Mr. Tom Cannon, Airport Marketing Director for BIFS Technologies expressed his comments on the merger by stating: "This merger greatly enhances our exposure to airports worldwide and gives BIFS an opportunity to mold our biotech and airport businesses together. It also will allow our combined forces to expand sales of existing technologies (i.e., Biofiltration Systems, SWOMI, and WinterOps Pro) and take advantage of the combined company resources to fully develop the "smart airport" concept, which will ultimately be adaptable to any facility management situation."

   Safe Harbor Statement: The statements contained herein which are not historical are forward looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward looking statements, including, but not limited to, the Company's ability to market its products and services and future customer acceptance for these products and services and other risks detailed from time to time in company documents furnished to investors.

         CONTACT: BIFS Technologies Corporation, Sarasota
                  Al Keyser, 941/343-9300
                  Fax: 941/343-0404
                  URL: http://www.bifstech.com
                  http://www.swomi.com
                  Email: bfs@gte.net